                            COVAD COMMUNICATIONS COMPANY


                   ISP CUSTOMER AGREEMENT FOR TELESPEED SERVICES

Covad Communications Company ("Covad") is pleased to bring to __________________ ("Customer") this offer for Covad's TeleSpeed-TM- service. TeleSpeed service is a high-speed telecommunication service for Customer's small business Internet access client ("Clients"). The terms of this agreement are as follows:

- Customer hereby contracts for Covad's TeleSpeed service to the premises of each Customer Clients ("Client TeleSpeed Circuits") for one year commencing on the Covad billing date of each Client TeleSpeed Circuit. Customer shall pay for, and Covad shall install, Covad's TeleSpeed service in accordance with and subject to the terms of this offer, as well as the terms and conditions set forth herein, which are incorporated by reference ("Terms and Conditions").

- Customer shall provide Covad with addresses, direct telephone numbers, work e-mail address and other information required for successful installation of Customer's Clients designated to receive Covad TeleSpeed service under the terms of this agreement ("Agreement"). Covad shall target installation dates of the service for each of the Customer Clients and the Customer Wide Area Network Circuits ("Customer TeleSpeed Circuits") requested by Customer. Covad shall keep all Client information confidential.

- Customer understands and agrees that the installation and monthly charges for Covad's Customer TeleSpeed Circuits and Client TeleSpeed Circuits and related charges shall be as set forth in List Pricing Schedule A, attached.


1. DESCRIPTION AND USE OF COVAD'S TELESPEED SERVICE: Covad's TeleSpeed service is a digital service that provides upstream and downstream maximum throughput rates that range from up to 144Kbps to 1.5Mbps to a Client's premises from a Covad serving center. The maximum throughput rate depends on such factors as the distance of the Client's premises from a Covad serving center and the quality of the copper telephone line serving the premise. Covad's TeleSpeed service does not include any Internet access service. The parties shall undertake commercially reasonable efforts to work with each other to meet Customer's needs for Covad's services.

2. DESCRIPTION OF CHARGES AND PAYMENT TERMS: The rates and charges set forth in List Pricing Schedule A, are for the point-to-point Client TeleSpeed Circuits between a Customer Client and a Covad Regional Data Center. Separate additional charges also apply for the Customer TeleSpeed Circuit, which connects a Covad's Regional Data Center to the Customer and are set forth in the List Pricing Schedule A. In addition, Covad shall bill all applicable federal, state, and local mandated surcharges, fees, user's fees, universal service contributions and taxes to Customer. Covad shall mail an invoice to Customer by the first day of the month, prior to the month of service at ________________________. Customer shall pay all charges within 30 calendar days of the date that Covad's monthly invoices are mailed. Unless otherwise specified in writing by Covad all payments shall be made to Covad Communications Company and mailed to Accounts Receivable Dept., Covad Communications Company, 3560 Bassett Street, Santa Clara, CA 95054.

3. LIMITED WARRANTY. COVAD TELESPEED SERVICE: Covad warrants to Customer, subject to the limitations set forth below, that Covad's TeleSpeed Service shall operate in substantial accordance with the terms of this Agreement during the contract period of one year.

      A. Customer understands and acknowledges that the actual transmission speeds delivered by Covad may vary from the transmission speeds otherwise expected by Customer or its Clients based on such factors as the length and gauge of the line serving the Client, and other operational characteristics of the facilities and equipment used by Covad (see Client TeleSpeed Circuit Matrix Schedule D).

      B. Covad shall use commercially reasonable efforts to provide installation, repair and maintenance functions for its TeleSpeed services. In the event that a Client experiences ad promptly notifies Covad of a substantial reduction in transmission speed or significant interruption of service, Covad will undertake, at no charge to Customer, commercially reasonable efforts to restore Client's TeleSpeed service. Covad shall not be responsible for service issues concerning a Client's computer or software.

      C. Customer understands and acknowledges and represents and warrants that it will inform its Clients that Covad's TeleSpeed does not provide 911 or other emergency and ancillary services conventionally available from incumbent local phone companies.

      D. Customer shall provide first level support for all of its Clients. Covad shall provide commercially reasonable second level support.

      E. Customer understands and acknowledges that Covad's service is limited to certain regions in the United States. Covad reserves the sole and exclusive right to determine the expansion of its service area, and the right to maintain and reconfigure its service.

      F. Customer acknowledges and understands that the lack of facilities or other operational impediments may preclude or delay Covad's actual installation, repair and maintenance of Covad's TeleSpeed service.

      G. Covad will make reasonable efforts to provide 5-day notification to Customer on Scheduled Maintenance. Covad may interrupts its provision of service for maintenance and other operational reasons, without any compensation or notice to Customer other than any commercially reasonable refund from Covad. Covad also reserves the sole and exclusive right to terminate its service in any area or cease operations with 60-day notice to Customer.

      H. This limited warranty shall not apply if: (1) the Client's equipment has been subjected to unusual physical or electrical stress, misuse, neglect, accident or abuse, or damaged by any other external causes; (2) Covad's TeleSpeed service or equipment has been repaired or altered by anyone other than Covad or Covad's subcontractors or affiliates, without Covad's express and prior written approval; (3) Covad's TeleSpeed service or equipment has been improperly installed by someone other than Covad or Covad's subcontractors or affiliates; or (4) Covad's TeleSpeed service is used in violation of applicable law or in violation of instructions furnished by Covad.

      I. Warranty: Inside Wire Customer TeleSpeed Circuit & Client TeleSpeed Circuit. All Covad-installed or repaired premise wiring is warranted to be free from defects for a period of 30 calendar days from the date of work completion. Covad may outsource inside wire installations.

      J. Warranty: Equipment Client Premise Equipment. If the Customer purchases client premise equipment directly from Covad, the equipment will carry a manufacturer's warranty beginning on the billing start date for the Covad service. In the event that the equipment is determined to be faulty within this warranty period, Covad will mail the replacement equipment to the Customer to arrive within 3 business days.

      - THE FOREGOING LIMITED WARRANTIES SHALL BE IN LIEU OF AND EXCLUDE ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATIONS, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE.

4. LIMITATION OF LIABILITY: In no case shall Covad's liability exceed the amount of fees due to Covad in the last Customer invoice for services associated with any circuit or circuits that give rise to the liability for the preceding billing period. Neither party shall have any liability to the other party for any direct, indirect, special, incidental, or consequential damages of any kind, regardless of whether such damages are foreseeable by either or both parties.

5.    QUALIFICATION.

5.1   CUSTOMER TELESPEED CIRCUIT.   A Covad System Engineer (SE) will qualify
      that a Customer TeleSpeed Circuit can be ordered from Covad prior to the Customer ordering the circuit from Covad.

5.2 CLIENT TELESPEED CIRCUIT. Customers complete the on-line Service Availability form made available on Covad's web site to receive the estimated TeleSpeed services available for a Client site. If the client address is not recognized by Covad's database, the Customer should follow the directions on the web page.

5.3 CUSTOMER AND CLIENT PREMISE EQUIPMENT. Covad will publish a list of "Covad Qualified" equipment. "Covad Qualified" equipment will be supported as defined by Covad Product Management. Covad will not support equipment that is not "Covad Qualified."

6.    ORDERING.

6.1 CUSTOMER TELESPEED CIRCUIT. Covad currently offers two Customer TeleSpeed Circuit options. The options are a DS-3/ATM circuit and a DS-1/Frame Relay circuit. Customers should complete the Customer TeleSpeed Circuit order form and fax or e-mail the form to their Covad Account Executive
      (AE). Covad will send an order acknowledgment e-mail to the Customer within one business day after receipt of an e-mailed or faxed order. The Customer will receive an ID and password to access Covad's on-line Customer Care Center within five business days of entering the Customer TeleSpeed Circuit order. This will enable the Customer to place Client TeleSpeed Circuit orders on-line and to access the other services made available on-line by Covad.

6.2 CLIENT TELESPEED CIRCUIT. Covad offers a range of Client TeleSpeed Circuit options with various maximum throughput rates. These options currently include TeleSpeed 144, TeleSpeed 384, TeleSpeed 1.1 and TeleSpeed 1.5. Customers complete the on-line order form and receive immediate order acknowledgment via the web. If an acknowledgment is not received, the Customer should notify Covad Customer Care immediately. Covad will only accept Client TeleSpeed Circuit orders within 30 calendar days of the published COMMITTED service available date from given central office. All orders entered in Covad's system will be treated equally. Covad is unable to prioritize the installation of one order over another.

6.3   CUSTOMER PREMISE EQUIPMENT.   Covad does not sell Customer premise
      equipment. Covad currently provides a CSU/DSU with installation of a DS-1/Frame Relay Customer TeleSpeed Circuit. The DSU/CSU remains the property of Covad. When an order is placed for a DS-1 circuit, Covad will provide a Covad Qualified CSU/DSUs. Covad does not currently provide any customer premise equipment with installation of a DS-3/ATM Customer TeleSpeed Circuit.

6.4 CLIENT PREMISE EQUIPMENT. Covad offers a range of Client premise equipment options. These options currently include the Flowpoint 144 (four user and unlimited user) and Ascend Pipeline 50 (for use with TeleSpeed 144 and provides for 128 Kbps symmetric throughput) and the Diamond Lane 2000 (for use with TeleSpeed 384, TeleSpeed 1.1 and TeleSpeed 1.5). Customers select the appropriate client premise equipment on the on-line order form and receive immediate order acknowledgment via the web.

7.    PROVISIONING & INSTALLATION:  LEAD TIMES.

7.1   CUSTOMER TELESPEED CIRCUIT

      -   DS1:  30 calendar days After Receipt of Order (ARO)

      -   DS3:  45 calendar days ARO

      NOTE: Facility problems may push the installation date past the ARO date.

7.2   CLIENT TELESPEED CIRCUIT

      -   30 calendar days ARO

      NOTE: Facility problems may push installation date past the ARO date. Incorrect Customer supplied information may push installation date past the ARO date.

8.    PROVISIONING & INSTALLATION:  SCHEDULING.

8.1 CUSTOMER TELESPEED CIRCUIT. Covad will schedule the installation by appointment with the Customer.

8.2 CLIENT TELESPEED CIRCUIT. Monday - Friday; appointments begin at 8:00 am and the last appointment will begin at 5:00 pm local time. A Covad Field Service Technician (FST) will arrive within an assigned 2-hour window. The Client should plan for the installation to take 2 hours to complete after the arrival of the FST. The Customer or Client must confirm the installation date and time by 12:00 noon the day before the installation is scheduled or the installation will be rescheduled.

8.3 INSIDE WIRE. The Customer should notify Covad if extensive (> 1 hour labor) inside wire is required by providing information on the on-line order form. Extensive inside wire installations may be scheduled separately, and will be scheduled as closely as possible to the Covad installation date. If Covad is not notified of extensive inside wire requirements, Covad may need to reschedule the installation.

9.    PROVISIONING & INSTALLATION:  RESCHEDULING

9.1 CUSTOMER TELESPEED CIRCUIT. There is no charge to reschedule a Customer TeleSpeed Circuit appointment.

9.2 CLIENT TELESPEED CIRCUIT. Covad will not charge the Customer for rescheduling a client installation if the cancellation occurs before 12:00 noon on the business day preceding the client installation. If cancellation occurs after 12:00 noon, and for client no-shows, Covad will charge the Customer 50% of installation price (even if a promotion to waive installation is in effect). The Covad FST will wait for a minimum of 15 minutes after arrival (arrival time within the installation window) before the appointment is considered a no-show.

10.   PROVISIONING & INSTALLATION:  ACCEPTANCE.

10.1 CUSTOMER TELESPEED CIRCUIT. Covad requires a written "Confirmation of Acceptance" from the Customer. A Covad System Engineer (SE) will obtain this "Confirmation of Acceptance" from the Customer upon successful installation.

10.2 CLIENT TELESPEED CIRCUIT. Covad considers an installation successful if the maximum throughput rate is equal to or greater than 80% of ordered service. See Schedule C for Acceptable Maximum Throughout Levels. If 80% or greater is achieved, Covad will Close the installation ticket and will not require verification of acceptance from the Customer. When less than 80% of either the up or downstream maximum throughput rates for the Client TeleSpeed Circuit is installed, refer to schedule C for additional actions. An e-mail will be sent to Customer with the installed maximum throughput rates and the Client TeleSpeed Circuit to be billed. The Customer has a 3-business day acceptance period to cancel or change the installed service. If the Customer does not respond to cancel or change the service, Covad will assume the installation is successful. When TeleSpeed 144 is not ordered, but it is the fastest circuit that can be installed, the Customer may elect to keep the Covad supplied and installed client premise equipment n place (no additional installation required). The Customer may also elect to replace the equipment (Covad or Customer supplied) which may require a new installation (no charge to Customer).

10.3 CLIENT PREMISE EQUIPMENT. The Customer has a 3-business day acceptance period to cancel or change the client premise equipment. The Customer is responsible for changes to the client premise equipment, software & configuration after the Covad installation is completed. Covad provides on-line information to Customers about software and configuration upgrades to facilitate Customer responsible upgrades.

11.   BILLING.

11.1 CUSTOMER TELESPEED CIRCUIT. The Customer TeleSpeed Circuit billing will start upon Covad's acceptance of the DS1 or DS3 from Covad's Customer TeleSpeed WAN Circuit provider.

11.2 CLIENT TELESPEED CIRCUIT. The Client TeleSpeed Circuit billing will start on the date that the service is successfully installed, unless the TeleSpeed service is rejected within the 3-day Acceptance period as defined herein.

12.   CHANGE OF SERVICE:  LEAD-TIME.

12.1  CHANGE OF EXISTING CUSTOMER TELESPEED CIRCUIT.  As quoted.

12.2 CHANGE OF EXISTING CLIENT TELESPEED CIRCUIT. Change to or from TeleSpeed 144: 30 calendar days ARO. To change to or from TeleSpeed 144, the Customer may need to purchase new client premise equipment and installation. All other TeleSpeed Service Changes: 2 business days ARO.

13.   CHANGE OF SERVICE:  SCHEDULE, RESCHEDULE, ACCEPTANCE & PRICING.

13.1 CUSTOMER TELESPEED CIRCUIT. Scheduling, Rescheduling, Acceptance: same as for a new Customer TeleSpeed Circuit.

      A. Covad will not charge a cancellation fee for an upgrade of a Customer TeleSpeed Circuit from a DS-1/Frame Relay to a DS-3/ATM. Installation charges for the new circuit still apply. Customer will be charged for both of the circuits if they are used simultaneously.

      B. Covad will charge a cancellation fee for a downgrade of a Customer TeleSpeed Circuit from a DS-3/ATM to a DS-1/Frame Relay. Installation charges for the new circuits also apply.

13.2 CLIENT TELESPEED CIRCUIT. Scheduling, Rescheduling, Acceptance: same as for a new Client TeleSpeed Circuit.

      A. Covad will charge a fee for a Client TeleSpeed Circuit change as stated in the current price list.

14.   DISCONNECTION:  LEAD TIME.

14.1 CUSTOMER TELESPEED CIRCUIT. The Customer is required to give 30 calendar days notice to Covad to disconnect the Customer TeleSpeed Circuit. All Client TeleSpeed Circuits must be canceled prior to disconnecting the Customer TeleSpeed Circuit.

14. CLIENT TELESPEED CIRCUIT. Covad will cancel the Client TeleSpeed Circuit within one business day after receipt of cancellation.

15.   MOVE-CLIENT CHANGING CUSTOMER:  SCHEDULING & PRICING.

15.1 CLIENT TELESPEED CIRCUIT. If a client served by Covad wishes to move service from an existing Customer to a new Customer, Covad must receive a cancellation order from the existing Customer and a new order from the new Customer. Cancellation fees will be waived for the existing Customer when the new order is received by Covad from the new Customer that:

      -   Has the exact same client location information

      -   References the existing Customer order to be canceled

      NOTE:    The price for a Client move that does not involve a truck roll is the same as the price for a change of service from TeleSpeed 1.1 to TeleSpeed 384. The price for a Client move that involves a truck roll to configure the CPE only will be priced to Customer at dispatch pricing.

16.   TERM OF CONTRACT & CANCELLATION:  CIRCUITS

16.1 CUSTOMER TELESPEED CIRCUIT. The term of the contract is one year. Cancellation of the circuit requires 30 calendar days' notice to Covad. The circuit will be billed up to end of service date. Customer have 60 days after the billing start date to notify Covad of cancellation of the circuit without cancellation fees. Customers must pay installation and monthly charges for the term of contract if Covad receives notice of cancellation AFTER 60 days, unless Covad is notified in writing of service inadequacies and fails to rectify these inadequacies within 60 days of the notification date. Covad will NOT refund installation and monthly Customer TeleSpeed Circuit charges incurred within the 60-day cancellation period. Contract becomes a month to month contract after one year.

16.2 CLIENT TELESPEED CIRCUIT. The term of the contract is one year. Customer have 60 days after the billing start date to notify Covad of cancellation of the circuit without cancellation fees. Customers must pay a $250 cancellation fee if Covad receives notice of cancellation AFTER 60 days, unless Covad is notified in writing of service inadequacies and fails to rectify these inadequacies within 60 days after receipt of the notification date. Covad will NOT refund installation and monthly Customer circuit charges incurred within the 60-day cancellation period. The contract becomes a month to month contract after one year with no cancellation charge. If the Customer cancels within the 3-day Installation Acceptance Period, Covad will charge the Customer for installation only.

17.   TERM OF CONTRACT & CANCELLATION:  EQUIPMENT

17.1 CLIENT PREMISE EQUIPMENT. Covad will issue a credit to the Customer for the first 20 client premise equipment purchased if notification of cancellation of Client TeleSpeed Circuits is received by Covad before the 60-day cancellation period. Covad will NOT issue a credit for any other client premise equipment past the initial 20 purchased.

18.   RETURN:  EQUIPMENT

18.1 CLIENT PREMISE EQUIPMENT. Client premise equipment purchased directly from Covad can be returned to Covad if it is unused and in its original packing within 30 days from Covad's original shipment date. A 25% equipment handling and restocking charge will be charged to the Customer by Covad. Customer should call Covad Customer Care/Order Administration to receive a Return Materials Authorization (RMA) number and to ship the equipment back t Covad (the Customer shall pay all shipping charges associated with this return).

19.   INSIDE WIRING:  PRICING

19.1  CUSTOMER TELESPEED CIRCUIT.  Installation charge includes inside wire.

19.2 CLIENT TELESPEED CIRCUIT. First Hour/Minimum Charge = $88 (includes charge for one wall jack). Each additional 15 minutes: $20. Extensive inside wiring may require a single quoted price.

20.   DISPATCH SUPPORT:  PRICING

20.1 CUSTOMER TELESPEED CIRCUIT & CLIENT TELESPEED CIRCUIT. The following charges apply when a Covad Field Service Technician is dispatched to a Customer or Client location AT THE REQUEST AND AUTHORIZATION of the Customer when it is determined that the fault for the problem does not lie with Covad.

      Standard Hours: 1st Hour/Min. Charge = $88; Each Additional 15 minutes;
      $20

      Other Hours (After hours, Weekends, Holidays): 1st Hour/Min. Charge - $110; Each Additional 15 minutes: $25

21. COMMUNICATION: The Customer should refer to Covad's on-line Customer Care Center for the majority of community to and from Covad. All communication from Covad will be directed to the Customer. Scheduling of visits to the Client site will be done by the Customer in conjunction with Covad Customer Care. All information discussed and agreed to with the Customer will be available to the Customer in the on-line Customer Care Center.

22. CONFIDENTIAL INFORMATION: Each party shall limit disclosure of the other party's confidential information to employees and contractors with a need to know. Neither party shall disclose confidential information of the other party to any third party. Nothing herein shall supersede the terms of any nondisclosure agreement signed by the parties.

23. CUSTOMER REPRESENTATION: Customer represents and warrants that it shall no, in the ordinary course of its business, when using Covad's network services, be able to identify, and distinguish between, packet data transmissions that originate and terminate within the same state (intrastate transmissions), and those packet data transmissions that originate and terminate in different states (interstate transmissions), and states that it is impractical to identify, distinguish and measure its intrastate and interstate transmissions on Covad's network. Further, Customer estimates (on a good faith, rough-guess basis) that more than ten percent of all data packets transmitted on Covad's network, including those to and from the Internet, will consist of interstate transmissions.

24. FORCE MAJEURE AND DISPUTE RESOLUTIONS: Covad shall not be responsible for any failure to perform any obligation or provide service hereunder because of any Act of God, strikes, work stoppage, equipment or facilities shortages, governmental acts or directives, war, riot or civil commotion, or any other force beyond Covad's reasonable control. The parties shall attempt to resolve any disputes between them without resort to litigation in court. Customer's remedies are limited as set forth herein.

25. ENTIRE AGREEMENT; AMENDMENTS IN WRITING: This Agreement, which shall include the Attachments and Schedules referenced herein, constitutes the entire Agreement between the parties concerning the subject matter hereof and supersedes any prior agreements, representations, statements, negotiations, understandings, proposals or undertakings, oral or written, with respect to the subject matter expressly set forth herein. Any amendment or supplement to these Terms and Conditions shall be in writing.

      COVAD COMMUNICATIONS COMPANY           CUSTOMER


      ----------------------------------     -----------------------------------
      Name                    Date           Name                Date


      ----------------------------------     -----------------------------------
      Title                                  Title

                              LIST PRICING SCHEDULE A
--------------------------------------------------------------------------------


Client TeleSpeed Monthly Charges

                                                       MAXIMUM THROUGHPUT
SERVICE NAME                  MONTHLY CHARGES          DOWNSTREAM/UPSTREAM
--------------------------------------------------------------------------------
TeleSpeed 144                 $ 90.00                  144Kbps/144Kbps
TeleSpeed 384                 $125.00                  384Kbps/384Kbps
TeleSpeed 1.1                 $195.00                  1.1Mbps/1.1Mbps
TeleSpeed 1.5                 $195.00                  1.5Mbps/384Kbps


Client TeleSpeed Circuit One-time Charges

INSTALLATION                            CHARGE
------------------------------------------------------------------
EQUIPMENT
Digital Model and RJ45 Wall Jack
TeleSpeed 384                           $550.00
TeleSpeed 1.1                           $550.00
TeleSpeed 1.5                           $550.00
TeleSpeed 144                           $399.00*/$499**

SERVICE
Service installation including
provisioning of one PVC                 $325.00
Inside wiring from RJ45 Wall Jack
to NID (optional).                      $ 88.00***

*     Supports 4 Ethernet devices/MAC addresses
**    Supports more than 4 Ethernet devices/MAC addresses
***   First Hour/Minimum Charge.  For each additional 15 minutes: $20


Client TeleSpeed Circuit Upgrade of Service One-time Charge

DESCRIPTION                                  CHARGE
------------------------------------------------------------------
Upgrade TeleSpeed 144 to
TeleSpeed 384/1.5/1.1                        $199.00
Upgrades and changes from all
other TeleSpeed services                     $ 99.00





Client TeleSpeed Circuit Monthly Charges

SERVICE NAME                            MONTHLY CHARGE
------------------------------------------------------------------
DS1/Frame Relay                          $  975.00
DS3/ATM                                  $4,000.00


Customer TeleSpeed Circuit One-time Charges

DESCRIPTION                             CHARGE
------------------------------------------------------------------
EQUIPMENT & INSTALLATION
DS1/Frame Relay
(includes SEU/CSU)                      $2,500.00
DS3/ATM                                 $7,500.00

                             Volume Discount Schedule B

--------------------------------------------------------------------------------


The following Volume Discount Schedule applies to the monthly charges for specified Client TeleSpeed Circuits only. This schedule does not apply to any other Covad services.

- All Client TeleSpeed Circuits invoiced are counted in determining the volume discount percentage.

- All Client TeleSpeed Circuits with the exception of TeleSpeed 144 will be eligible to be discounted.

The discount will be reflected on each monthly Customer invoice. The applicable discount will be applied to ALL Client TeleSpeed Circuits, other than TeleSpeed 144, that are invoiced at the end of the month. The Customer receives the next level of discount in the first month that the volume of Client TeleSpeed Circuits increases to the next volume level.

If the number of Client TeleSpeed Circuits invoiced in a given month decreases (due to circuit disconnects, etc.) to a lower volume level than obtained in the prior month, the discount rate for all Client TeleSpeed Circuits will also decrease.

The Customer must be current on all invoices to be eligible for the Volume Discount Program.


CLIENT TELESPEED CIRCUITS INVOICED EACH MONTH     DISCOUNT PERCENTAGE APPLIED TO EACH INVOICE
                  1-99                                                   0%
                  100-499                                                4%
                  500-999                                                6%
                1,000-2,499                                              8%
                 2,500+                                                 10%

                         Market Development Fund Schedule C

--------------------------------------------------------------------------------
PROGRAM DETAILS
--------------------------------------------------------------------------------
PROCESS

- Covad allocates MDF based on the volume of Client TeleSpeed Circuits ordered, installed and billed by Covad.

- Once the MDF has been allocated, it must be spent within ninety (90) days of allocation. The process for spending the funds is as follows:

     1)   Channel Partner is informed monthly of MDF balance

     2) Channel Partner develops market development plan and submits to Covad for approval. Approval will require that one of the following service marks are included in all marketing collateral: Covad Connected-TM- or Covad Communications-TM-

     3) Covad approves plan (or sends back to step 2 for revisions) and notifies partner

     4)   Partner then has three choices for implementation:

          A) have Covad execute/develop/produce the market development plan details

          B) execute/develop/produce the market development plan and submit the invoice for payment to Covad (only if the entire invoice will be covered by MDF)

          C) execute/develop/produce the market development plan, pay the invoice and submit an invoice to Covad for reimbursement (with copies of paid invoice)

MDF USE

The Channel Partner can use their MDF towards:

     -    Service Description Data Sheets

     -    Educational Materials, Tutorial, Customer Support Documentation

     -    Web/Electronic Collateral

     -    Direct Marketing/Lead Generation

     -    Trade Shows and Raffles

     -    Print or Radio Advertising

     -    Billboards

     -    Press Releases

     -    Welcome Kit Development

                         Market Development Fund Schedule C

--------------------------------------------------------------------------------
MARKET DEVELOPMENT FUND SCHEDULE:
--------------------------------------------------------------------------------



CLIENT TELESPEED CIRCUITS INVOICED EACH MONTH      DISCOUNT PERCENTAGE APPLIED TO EACH
           FOR EACH BILLING LOCATION                              INVOICE
                   1-99                                              0%
                 100-499                                             4%
                 500-999                                             6%
               1,000-2,499                                           8%
                  2,500+                                            10%


EXAMPLE
--------------------------------------------------------------------------------

MONTHLY INVOICE

Client Circuit Type      Price Per Circuit   Number of Circuits       Price
-------------------      ----------------    ------------------       -----
TeleSpeed 144            $ 90                160                      $14,400
TeleSpeed 384            $125                400                      $50,000
TeleSpeed 1.1            $195                 50                      $ 9,750
                                             ---                      -------

Total                                        610                      $74,150


MONTHLY INVOICE AFTER VOLUME DISCOUNT

Client Circuit Type      Price               Discount %     Discount Price
-------------------      -----               ----------     --------------
TeleSpeed 144            $14,400             0%             $14,400
TeleSpeed 384            $50,000             6%             $47,000
TeleSpeed 1.1            $ 9,750             6%             $ 9,165
                         -------             --             -------

TOTAL                    $74,150                            $70,565


MDF

Number of Client TeleSpeed Circuits:         610

Total Client TeleSpeed Circuit invoice:      $70,565

MDF%:                                        6%

MDF accrued for the moth: $70,565 x .06 =    $4,234

Covad places this $4,234 in the customer's MDF account upon payment receipt for the monthly invoice.

                     Client TeleSpeed Circuit Matrix Schedule D

--------------------------------------------------------------------------------

      Table A:  Client TeleSpeed Circuit Acceptable Maximum Throughput Levels

               TELESPEED
               ACCEPTABLE
               SERVICES
               TeleSpeed 144
               TeleSpeed 384
               TeleSpeed 1.1
               TeleSpeed 1.5


               Table B:  Client TeleSpeed Circuit Installation Matrix



CUSTOMER     MAXIMUM AVAILABLE         INSTALLED THROUGHPUT      INSTALLED  ADDITIONAL        ORDER
ORDERED      THROUGHPUT AT             AT INSTALLATION           & BILLED   CUSTOMER          STATUS
SERVICE      INSTALLATION                                                   ACTION (1)        CODE
TELESPEED    DOWNSTREAM  UPSTREAM      DOWNSTREAM   UPSTREAM     TELESPEED   NOTES
 144          Any          Any         Cap at 144   Cap at 144    144       None. Some        CLOSED(2)
                                                                            client equip.
                                                                            will only sup-
                                                                            port 128 Kbps.
 384          > 300 Kbps   > 300 Kbps  Cap at 384   Cap at 384    384       None.             CLOSED
 384          > 300 Kbps   > 300 Kbps  Cap at 384   Maximum       384       Customer may      CLOSED-
                                                                            elect to          CUSTOMER
                                                                            schedule a new    VERIFY
                                                                            installation
                                                                            of TeleSpeed
                                                                            144.
 384          < 300 Kbps   < 300 Kbps  Maximum      Cap at 384    384       Customer may      CLOSED-
                                                                            elect to          CUSTOMER
                                                                            schedule a new    VERIFY
                                                                            installation
                                                                            of TeleSpeed
                                                                            144.
 1.1          > 880 Kbps   > 880 Kbps  Cap at 1.1   Cap at 1.1    1.1       None.             CLOSED
 1.1          > 880 Kbps   1.1         Cap at 1.1   Maximum       1.1       Customer may      CLOSED-
                                                                            elect to          CUSTOMER
                                                                            change ser-       VERIFY
                                                                            vice to Tele-
                                                                            Speed 1.5 or
                                                                            384, or to
                                                                            schedule a new
                                                                            installation
                                                                            of TS 144.
 1.1          < 880 Kbps   > 880 Kbps  Maximum      Cap at 1.1    1.1       Customer may      CLOSED-
                                                                            elect to          CUSTOMER
                                                                            change ser-       VERIFY
                                                                            vice to Tele-
                                                                            Speed 384 or

____________
(1)Covad Customer Care will always e-mail the Customer with installation detail.
(2) A status of CLOSED indicates that service is installed at acceptable levels. A status of CLOSED - CUSTOMER VERIFY gives the Customer the opportunity to change the order before billing begins.

                                                                            to schedule a
                                                                            new installa-
                                                                            tion of TS 144.
 1.5          > 1.2 Mbps   > 300 Kbps  Cap at 1.5   Cap at 384    1.5       None.             CLOSED
 1.5          > 1.2 Mbps   < 300 Kbps  Cap at 1.5   Maximum       1.5       Customer may      CLOSED-
                                                                            elect to          CUSTOMER
                                                                            change ser-       VERIFY
                                                                            vice to Tele-
                                                                            Speed 384 or
                                                                            to schedule a
                                                                            new installa-
                                                                            tion of TS 144.
 1.5          < 1.2 Mbps   > 300 Kbps  Maximum      Cap at 384    1.5       Customer may      CLOSED-
                                                                            elect to          CUSTOMER
                                                                            change ser-       VERIFY
                                                                            vice to Tele-
                                                                            Speed 1.1 or
                                                                            384 or to
                                                                            schedule a new
                                                                            installation
                                                                            of TS 144.

                             LA METRO REGIONAL SPECIAL


                          SALES INCENTIVE SUMMARY OF TERMS



For all contracts received on or before 6/30/98, Covad ISP partners shall receive the following discounts and incentives:


1. ISP WAN Circuit one-time installation shall be reduced by 1/2 off the Covad published pricing of $2,500 for T1 and $7,500 for DS3.

2. Covad will defer billing for the ISP WAN Circuit shall be deferred until September 1998.

3. For TeleSpeed orders received on or before July 31, 1998, installation charges shall be reduced from the Covad published rate of $325.00 as follows:

     TeleSpeed 144                           $ Waived
     TeleSpeed 384                           $162.50 (50% off)
     TeleSpeed 1.1                           $162.50 (50% off)
     TeleSpeed 1.5/384                       $162.50 (50% off)


               All other terms and conditions shall remain the same.

                                COVAD COMMUNICATIONS
                           CO AVAILABILITY AS OF 6/12/98


COVAD CO NAME                        CLLI         ORDERING AVAILABLE
--------------------------------------------------------------------------------
1.   Anaheim, CA                   ANHMCA01                Now
2.   Sherman Oaks, CA              SHOKCA01                Now
3.   Orange, CA                    ORNGCA11               7/9/98
4.   Burbank, CA                   BRBNCA11              7/17/98
5.   Canoga Park, CA               CNPKCA01              7/17/98
6.   Los Angeles, CA               LSANCA07              7/17/98
7.   Los Angeles, CA               LSANCA11              7/17/98
8.   Pasadena, CA                  PSDNCA11              7/17/98
9.   Van Nuys, CA                  VNNYCA02              7/17/98
10.  Huntington Beach, CA          HNBHCAXH              7/31/98
11.  Redondo                       HRBHCAXH              7/31/98
12.  Rolling Hills Estate          RLHLCAXF              7/31/98
13.  Torrance                      TRNCCAXF              7/31/98
14.  Artesia                       ARTSCAXF              7/31/98
15.  Beverly Hills, CA             BVHLCA01               8/6/98
16.  Gardena, CA                   GRDNCA01               8/6/98
17.  Huntington Beach              HNBHCAXG               8/6/98
18.  Huntington Beach              HNBHCAXL               8/6/98
19.  Huntington Park, CA           HNPKCA01               8/6/98
20.  Los Angeles, CA               LSANCA08               8/6/98
21.  Los Angeles, CA               LSANCA10               8/6/98
22.  Los Angeles, CA               LSANCA12               8/6/98
23.  North Hollywood, CA           NHWDCA02               8/6/98
24.  Reseda, CA                    RESDCA01               8/6/98
25.  Slater                        HNBHCAXF               8/6/98
26.  Long Beach Termino            LNBHCAXT               8/6/98
27.  Torrance                      TRANCCAXG              8/6/98
28.  Long Beach Uptown             LNBHCAXG               8/6/98
29.  South Pasadena                SPSDCA11               8/6/98
30.  Los Angeles, CA               LSANCA34              8/21/98
31.  El Monte, CA                  ELMNCA01              8/21/98
32.  Lomita, CA                    LOMTCA11              8/21/98
33.  Torrance, CA                  TRNCCA11              8/21/98
34.  Los Angeles, CA               LSANCA01-03           8/21/98
35.  Alhambra, CA                  ALHBCA01               9/1/98
36.  Hollywood, CA                 HLWDCA01               9/1/98
37.  Fullerton, CA                 FUTNCA01               9/7/98
38.  San Pedro                     SNPDCA01               9/7/98
39.  Covina                        COVNCAXF              9/25/98
40.  Costa Mesa, A                 CSMSCA11              9/25/98
41.  Corona Del Mar, CA            CRDMCA11              10/5/98
42.  Los Angeles, CA               LSANCA35              10/5/98
43.  Culver City                   CLCYCA11              10/5/98
44.  Pasadena, CA                  PSDNCA12              10/5/98
45.  Pacific Palisades             PCPLCAXF             10/16/98
46.  Playa Del Rey                 PRDYCAXF             10/16/98
47.  West Los Angeles              WLANCAXF             10/16/98
48.  Westminster                   WMNSCAXF             10/16/98
49.  Santa Fe Springs/Alondra      NRWLCAXG             10/16/98


50.  Long Beach F (HUB)            LNBHCAXF             10/16/98
51.  Laguna Niguel, CA             LGNGCA12             10/20/98

--------------------------------------------------------------------------------